                         united states
              securities and exchange commission
                   washington, d.c. 20549

                             form n-csr

     certified shareholder report of registered management
                          investment companies

Investment Company Act file number  811-08683
                                   ----------

         Tanaka Funds, Inc.
(Exact name of registrant as specified in charter)

230 Park Ave  Suite 960
New York, NY                                           10169
-----------------------------------------------------------------------
(Address of principal executive offices)             (Zip code)

Timothy Ashburn
Unified Fund Services
431 N. Pennsylvania St
Indianapolis, IN  46204
(Name and address of agent for service)

Registrant's telephone number, including area code: 877-482-6252

Date of fiscal year end:   11/30
                        ------------

Date of reporting period:  11/30/03
                         -----------

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. 3507.

Item 1.  Reports to Stockholders.

                ==================
                Tanaka Growth Fund
                ==================

                      [logo]

                  Annual Report
                  November 30, 2003


                  Fund Advisor:
             Tanaka Capital Management, Inc.
                 230 Park Avenue
                     Suite 960
                New York, New York  10169

                Toll Free (877) 4TANAKA

                                                                    January 2004

Dear TANAKA Growth Fund Shareholder,

          "Low Inflation and Surging Profits Point to a Strong 2004"

     The year 2003 was a good year for the Fund, marking the first year of what we believe will be the next multi-year Bull Market.

     The outlook for equity investors remains strong for 2004, as the stock market should be fueled by stimulative fiscal and monetary policies, low inflation and surging profits. We believe that excess capacity in labor and in capital assets (manufacturing and services), strong technology-driven productivity gains, cheap imports, and cost conscious companies and consumers will contribute to continued low inflation reports for most of 2004 - and most likely into 2005. This should allow the Federal Reserve to keep interest rates low throughout the year.

     Inflation is still falling despite the prognostications from most economists calling for a rise in inflation. For consumers, record low inflation numbers reflect "good deflation" in technology-based products, clothing and interest rate related services that is offsetting inflation in food, energy and home prices.

     The bond and stock markets, however, continue to expect a rise in inflation and a raising of short term interest rates by the Fed in the next few months. This pessimism persists despite the fact that various Fed officials continue to declare that inflation remains low and that there is still considerable excess capacity in the economy. The Fed's meeting minutes note that it expects the excess capacity to linger into 2005, implying that it could keep interest rates low until then.

     Along with continued low inflation, we believe that surprisingly strong corporate profits will be the second major positive for the capital markets in 2004. Last month the government restated corporate profits upward from $738 Billion to a record $869 Billion for the 3rd Quarter of 2003 with proper adjustments for inventory and depreciation. This means that corporate profits are already at record levels. We also believe that company managements have labored for three years to get their costs down in a difficult pricing environment and will be reluctant to add overhead costs until they have seen several quarters of a bona fide economic recovery. This was confirmed by Intel (2.97% of net assets) in its 4th Quarter conference call when CFO Andy Bryant said he will keep SG&A costs flat until he has seen a "few quarters" of growth. Additionally, most managements have learned the importance of reducing expectations, which is one reason that companies on average have been reporting earnings about 3% above expectations.

     With a Federal Reserve that has announced repeatedly that: (1) there is significant slack in the economy, (2) inflation is under control and (3) short-term interest rates will remain low for a "considerable period," we believe that the Fed will accommodate significant expansion of the economy. One of our concerns is the fallout from a weak Dollar policy by the Bush Administration. We agree with economist Ed Hyman that the U.S. Treasury and the European Central Bank will do their best to hold the depreciation of the Dollar to not much more than 20-25%, or around current levels. The U.S. must be able to attract foreign investors to its capital markets to finance the trade deficit. We believe that the Administration is merely temporarily pulling all available levers to try to create jobs before elections in November. This includes using a weak dollar to make our exports more attractive. Accordingly, a stronger Dollar is likely to "reappear" right around election time, helping to attract foreigners to the U.S. stock market.

     As investors, our greatest concern remains "event risk" from further terrorist incidents. We have naturally hedged portfolios with our investments in FLIR Systems (infra-red detection systems) (6.66% of net assets) and Rainbow Technologies (security software for government and commercial customers)

     (3.56% of net assets). However, we believe it will be beneficial to add additional "event risk insurance." We are actively researching additional companies that might act as "natural hedges" and which also have attractive growth prospects.

     We are also continuing to research China-based companies to benefit from the strong long term growth characteristics of that economy. We are mindful, however, of the many false starts that have occurred over the years and will focus on companies with managements that we can communicate with. Intel, GE (1.32% of net assets) and others are already doing significant business in China, and MFC Bancorp (6.89% of net assets) is expanding rapidly.

     We are now one year into what we believe will be the next multi-year, technology and productivity-driven economic expansion with low inflation. However, during the next year, we will begin to diversify our holdings and add companies with lower expected volatility in both their earnings and their stock prices. The goal will be to achieve less volatility in overall Fund performance.

     Most people don't realize that the 2000-2002 three-year stock market decline was almost as bad as the Great Depression in 1929-1933 when adjustments are made for dividends and inflation. The good news is that it will take years for memories of the recent decline to fade, which suggests further upside and a more protracted stock market recovery. Stocks also remain about 32% undervalued versus bonds. We believe that the broader stock market averages can be up double digits in 2004 and possibly even in 2005, depending upon fiscal and monetary policy moves in the interim. We are watching both very carefully.

     You can read more about why we think that stocks can double or triple by the end of the decade in our new book, Digital Deflation: The Productivity Revolution and How It Will Ignite the Economy. The book is available at major bookstores, or you can go to our website at www.digitaldeflation.com which has hotlinks to buy the book at a discount at amazon.com and barnesandnoble.com.

     When reviewing your financial goals for the coming year, please keep the TANAKA Growth Fund in mind as an investment option for IRA's, Educational Savings Accounts, and the brand new, tax advantaged Healthcare Savings Accounts. If you have any questions on these savings options, or anything else, please email us at tanaka@tanaka.com or call us at (212) 490-3380. Thanks for your support.


                                                        /s/ Graham Tanaka



                                                          GYT
                                                          January 23, 2004

Distributed by Unified Financial Securities, Inc.
Member NASD/SIPC

                        PERFORMANCE

     For the calendar year 2003, the TANAKA Growth Fund was up 65.7% versus 28.6% for the S&P 500 Index and 47.3% for the Russell 2000 Index, as we continued to do well in December. Despite strong results in the fiscal and calendar years, we look forward to expanding our gains in 2004 and beyond.

     In 2003 we finally saw the beginnings of a long-awaited recovery in the economy. All major equity indices posted gains, most of them in double-digits. The outlook early in the year was somewhat murky as company managements cautiously guided investors, citing uncertainty in the economic and spending environment, as well as risks associated with geopolitical instability and a pending war in Iraq. The second half of the year, however, provided greater clarity with the Iraqi invasion behind us and with more executives indicating that a recovery in demand was "clearly, not just possibly, underway."

     Early in the year, the Fund was positioned for a recovery scenario. We used proprietary "top-down" macroeconomic models and filters to identify overlooked and underpriced sectors that might gain the most from the recovery. Our newest Digital Deflation filters helped us identify companies that are delivering more value and higher quality products and services to their customers every year at the same or lower prices. We also benefited from our individual "bottoms-up" stock selection process to identify attractive stocks to own for the long term. For the 12-month fiscal period ending November 30, 2003, the TANAKA Growth Fund posted a gain of 45.65% for Class R, outperforming all of its benchmarks: the S&P 500 (15.07%), the Russell 2000 (36.29%) and even the tech-heavy NASDAQ (33.21%). For the same 1-year period, Morningstar ranked the Fund's performance as #2 out of 55 funds in its category (Growth funds with net assets $5.2MM - $6.0MM).

     The reasons for our outperformance last year were several-fold. Most importantly, we were invested in the right sectors for a rebound as well as for long term growth - Technology (semiconductors, software); Telecom (wireless, software services); Healthcare (specialty pharmaceuticals and medical devices); Financial Services (specialty banking and insurance); and Security Systems. As we have said, many high quality Growth Stocks had become oversold. Growth companies are still cheap versus long term profitability because they have generally emerged from an unprecedented 3-year downturn more lean and ready to benefit from higher profit margins on the next dollar of revenues.

     It was also a good year (as we believe will be true this year) for "stock pickers" because certain companies in many industries used the downturn to distance themselves from the competition. By investing in faster, better, and cheaper new products and services, they should emerge from the recession sooner than their competition. It was also an outstanding year for Small Cap and Mid-Cap companies, and we had weighted the portfolio to benefit from a rebound in these sectors. We believe Small and Mid-Cap Growth Stocks will outperform again in 2004.

Investment Returns


---------------------------------------------------------------------------------------------------------

                                          Average Annual Total Returns
                                       (for the periods ended November 30, 2003)

                                                                                 Since Inception
                                              One Year       Three Year        (December 30, 1998)
                                             ------------   --------------  --------------------------
    Tanaka Growth Fund, Class R                45.65%          -6.44%                 3.38%

    S&P 500 Index                              15.07%          -5.53%                -1.65%

    Russell 2000 Index                         36.29%           8.50%                 7.34%

    NASDAQ Composite Index                     33.21%          -8.60%                -1.70%

---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------

                                                Average Annual Total Returns
                                       (for the periods ended November 30, 2003)

                                                                                 Since Inception
                                              One Year       Three Year        (December 31, 1999)
                                             ------------   --------------  --------------------------
    Tanaka Growth Fund, Class B*               37.28%          -6.97%                -9.20%

    Tanaka Growth Fund, Class B
    (excluding CDSC)                           44.50%          -6.97%                -8.00%

    S&P 500 Index                              15.07%          -5.53%                -6.68%

    Russell 2000 Index                         36.29%           8.50%                 3.42%

    NASDAQ Composite Index                     33.21%          -8.60%                -16.73%

---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------

                                                Average Annual Total Returns
                                       (for the periods ended November 30, 2003)

                                                                                 Since Inception
                                              One Year       Three Year        (November 9, 2000)
                                             ------------   --------------  --------------------------
    Tanaka Growth Fund, Class A*               39.03%          -7.84%                -13.35%

    Tanaka Growth Fund, Class A
    (excluding sales charge)                   45.56%          -6.41%                -12.04%

    S&P 500 Index                              15.07%          -5.53%                -7.32%

    Russell 2000 Index                         36.29%           8.50%                 4.71%

    NASDAQ Composite Index                     33.21%          -8.60%                -14.48%

---------------------------------------------------------------------------------------------------------


     *In compliance with SEC guidelines, these results include maximum sales charges. Class B Shares are sold with no initial sales charge, but are subject to a Contingent Deferred Sales Charge (CDSC) of up to 5.00% if redeemed within the first year of purchase and declining in the years following until the sixth year, and an annual 12b-1 fee of 1.00% of daily average net assets. Class A Shares are sold with a maximum initial sales charge of 4.50%.

     ** Each Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The S&P 500 Index, the Russell 2000 Index and the NASDAQ Composite Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund's portfolio.

Comparison of the Growth of a $10,000 Investment in the Tanaka Growth Fund, Class R, the S&P 500 Index, the Russell 2000 Index and the NASDAQ Composite Index


                 Tanaka R    S&P 500        Russell 2000    NASDAQ

     12/30/98   10,000.00   10,000.00       10,000.00    10,000.00
      5/31/99    9,930.00   10,624.32       10,711.12    11,415.52
     11/30/99   13,050.00   11,406.22       11,158.82    15,436.99
      5/31/00   16,980.00   11,737.21       11,772.89    15,746.44
     11/30/00   14,380.00   10,925.20       11,093.95    12,039.54
      5/31/01   12,089.24   10,499.10       12,442.67     9,795.25
     11/30/01   10,952.73    9,590.55       11,628.47     8,973.52
      5/31/02    9,846.39    9,044.08       12,380.03     7,524.44
     11/30/02    8,096.37    8,005.32       10,396.13     6,900.66
      5/31/03    8,790.34    8,314.60       11,366.97     7,464.82
     11/30/03   11,777.45    9,211.82       14,168.82     9,192.04


     The chart above assumes an initial investment of $10,000 made on December 30, 1998 (commencement of Fund operations) and held through November 30, 2003. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

     The Fund is a non-diversified fund. The Fund may be subject to additional risk since it can invest in smaller capitalization companies including technology stocks, and it may invest up to 45% of its net assets in foreign securities, including multinational and emerging market securities. Please read the prospectus carefully before investing as it contains important information, including information about the risk factors associated with the Fund. Investment return and principal value fluctuate in response to the activities of individual companies and general market and economic conditions. The performance of the Fund's Class R shares will differ from that of the Fund's Class A shares and Class B shares due to differing sales charge structures and expenses. The inception date for the Fund's Class A shares was 11/9/00. A $10,000 investment as of that date in the Fund's Class A shares would be worth $6,450, or $6,753 without the effect of the 4.5% maximum sales charge, as of 11/30/03. The inception date for the Class B shares was 12/31/99. A $10,000 investment on the inception date would be worth $6,851, or $7,211 without the effect of the maximum deferred sales charge (which is 5% during the first year, declines to 1% in the sixth year and is eliminated thereafter), as of 11/30/03.

Tanaka Growth Fund
Schedule of Investments
November 30, 2003

Common Stocks - 99.53%                                             Shares         Value
                                                                 -----------    -----------

Accident & Health Insurance - 1.63%
AFLAC, Inc.                                                           2,570     $   92,443
                                                                                -----------

Air Transportation, Scheduled - 2.14%
JetBlue Airways Corp. (a)                                             3,338        121,685
                                                                                -----------

Biological Products (No Diagnostic Substances) - 0.03%
Mymetics Corp. (a)                                                   21,817          1,854
                                                                                -----------

Computer Peripheral Equipment - 3.56%
Rainbow Technologies, Inc. (a)                                       16,300        202,120
                                                                                -----------

Electromedical & Electrotherapeutic Apparatus - 0.92%
Zoll Medical Corp. (a)                                                1,540         52,437
                                                                                -----------

Electronic & Other Electrical Equipment (No Computer Equipment) - 1.32%
General Electric Co.                                                  2,625         75,259
                                                                                -----------

Electronic Computers - 1.53%
Dell Computer Corp. (a)                                               2,525         87,113
                                                                                -----------

Federal & Federally - Sponsored Credit Agencies - 0.71%
Fannie Mae                                                              575         40,250
                                                                                -----------

Oil & Gas Field Exploration Services - 3.61%
Seitel, Inc. (a)                                                    151,870        205,025
                                                                                -----------

Optical Instruments & Lenses - 1.88%
KLA-Tencor Corp. (a)                                                  1,820        106,670
                                                                                -----------

Pharmaceutical Preparations - 16.48%
Barr Laboratories, Inc. (a)                                           1,162         95,911
Biovail Corp. (a)                                                    14,215        266,531
K-V Pharmaceutical Co. - Class A  (a)                                20,335        530,744
Pfizer, Inc.                                                          1,300         43,615
                                                                                -----------
                                                                                   936,801
                                                                                -----------

Photographic Equipment & Supplies - 4.31%
Concord Camera Corp. (a)                                             20,275        244,719
                                                                                -----------

Radio & Tv Broadcasting & Communications Equipment - 2.84%
Brillian Corp. (a)                                                      345          2,750
QUALCOMM, Inc.                                                        3,562        158,687
                                                                                -----------
                                                                                    161,437
                                                                                -----------

Radiotelephone Communications - 6.81%
NEXTEL Communications, Inc. - Class A (a)                            15,275        386,916
                                                                                -----------

Retail - Eating Places - 0.50%
Chicago Pizza & Brewery, Inc. (a)                                     2,000         28,460
                                                                                -----------

Retail - Miscellaneous Shopping Goods Stores - 1.35%
Staples, Inc.  (a)                                                    2,830         76,835
                                                                                -----------

Search, Detection, Navigation, Guidance, Aeronautical Sys. - 6.66%
FLIR Systems, Inc.  (a)                                              10,990        378,715
                                                                                -----------


See accompanying notes which are an integral part of the financial statements.

Tanaka Growth Fund
Schedule of Investments - continued
November 30, 2003

Common Stocks - 99.53% - continued                                 Shares         Value
                                                                 -----------    -----------

Security Brokers, Dealers & Flotation Companies - 6.89%
MFC Bancorp Ltd.. (a)                                                22,965      $ 391,553
                                                                                -----------

Semiconductors & Related Devices - 3.10%
Intel Corp.                                                           5,050        168,822
Three-Five Systems, Inc.  (a)                                         1,380          7,355
                                                                                -----------
                                                                                   176,177
                                                                                -----------

Services - Commercial Physical & Biological Research - 1.14%
Affymetrix, Inc. (a)                                                  2,630         64,882
                                                                                -----------

Services - Computer Integrated Systems Design - 3.49%
Scientific Games Corp. - Class A (a)                                 12,200        198,372
                                                                                -----------

Services - Computer Programming Services - 3.45%
Amdocs Ltd. (a)                                                       7,850        196,407
                                                                                -----------

Services - Medical Laboratories - 2.02%
Bio Reference Laboratories, Inc. (a)                                  6,500        114,855
                                                                                -----------

Services - Prepackaged Software - 6.25%
Business Objects, Inc.  (c) (a)                                      10,420        355,322
                                                                                -----------

Special Industry Machinery - 14.28%
ASM Lithography Holdings NV (c) (a)                                  15,070        283,617
Novellus Systems, Inc.  (a)                                           8,240        360,582
Veeco Instruments, Inc. (a)                                           5,670        167,265
                                                                                -----------
                                                                                   811,464
                                                                                -----------

Surgical & Medical Instruments & Apparatus - 2.22%
Bard C.R. Inc.                                                        1,670        126,252
                                                                                -----------

Telephone Communications (No Radiotelephone) - 0.41%
PT Telekomunikasi Indonesia (c)                                       1,600         23,232
                                                                                -----------

TOTAL COMMON STOCKS (Cost $5,003,238)                                            5,657,255
                                                                                -----------

                                                                   Principal
                                                                    Amount
                                                                 -----------
Money Market Securities - 0.88%
Huntington Money Market Fund - Investment Shares, 0.20%,
(Cost $49,895) (b)                                                 $  49,895         49,895
                                                                                -----------

TOTAL INVESTMENTS (Cost $5,053,133) - 100.41%                                   $ 5,707,150
                                                                                -----------

Liabilities in excess of cash and other assets - (0.41%)                           (23,234)
                                                                                -----------

TOTAL NET ASSETS - 100.00%                                                      $ 5,683,916
                                                                                ===========



(a) Non-income producing.
(b) Variable rate security; the coupon rate shown represents the rate at November 30, 2003.
(c) American Depositary Receipts.

See accompanying notes which are an integral part of the financial statements.

Tanaka Growth Fund
Statement of Assets and Liabilities
November 30, 2003


Assets
Investments in securities, at value (cost $5,053,133)                                $ 5,707,150
Cash                                                                                       3,363
Interest receivable                                                                            8
Dividends receivable                                                                         751
Receivable for fund shares purchased                                                      20,000
Receivable from advisor                                                                    4,721
                                                                                  ---------------
     Total assets                                                                      5,735,993
                                                                                  ---------------

Liabilities
Redemptions payable                                                                        4,057
12b-1 fees accrued                                                                         8,088
Other payables and accrued expenses                                                       39,932
                                                                                  ---------------
     Total liabilities                                                                    52,077
                                                                                  ---------------

Net Assets                                                                           $ 5,683,916
                                                                                  ===============

Net Assets consist of:
Paid in capital (See note 5)                                                           6,632,002
Accumulated net realized gain (loss) on investments                                   (1,602,103)
Net unrealized appreciation (depreciation) on investments                                654,017
                                                                                  ---------------

Net Assets                                                                           $ 5,683,916
                                                                                  ===============

Class A:
Net asset value per share
   and redemption price per share ($211,095 / 17,907)                                    $ 11.79
                                                                                  ===============

   Maximum offering price per share
    ($11.79 / 95.5%)                                                                     $ 12.35
                                                                                  ===============

   Minimum redemption price per share
    ($11.79 * 99%)                                                                       $ 11.67
                                                                                  ===============

Class B:
Net asset value per share
   and offering price per share ($1,558,738 / 134,886)                                   $ 11.56
                                                                                  ===============

   Minimum redemption price per share
    ($11.56 * 95%)                                                                       $ 10.98
                                                                                  ===============

Class R:
Net asset value per share
   offering and redemption price per share ($3,914,083 / 334,259)                        $ 11.71
                                                                                  ===============


See accompanying notes which are an integral part of the financial statements.

Tanaka Growth Fund
Statement of Operations
Year ended November 30, 2003


Investment Income
Dividend income                                                                                   $ 7,764
Interest income                                                                                       174
                                                                                          ----------------
  Total Income                                                                                      7,938
                                                                                          ----------------

Expenses
Investment advisor fee                                                                             42,829
12b-1 fee, Class A                                                                                    441
12b-1 fee, Class B                                                                                 10,988
12b-1 fee, Class R                                                                                  7,524
Transfer agent expenses                                                                            51,455
Administration expenses                                                                            30,001
Fund accounting expenses                                                                           27,000
Legal expenses                                                                                     21,125
Auditing expenses                                                                                  15,916
Miscellaneous expenses                                                                              6,345
Custodian expenses                                                                                  5,461
Insurance expenses                                                                                  4,880
Registration expenses                                                                               3,971
Pricing expenses                                                                                    3,094
Printing expenses                                                                                   2,337
                                                                                          ----------------
  Total Expenses                                                                                  233,367
Expenses waived and reimbursed by the investment advisor                                         (150,184)
                                                                                          ----------------
Total operating expenses                                                                           83,183
                                                                                          ----------------
Net Investment Income (Loss)                                                                      (75,245)
                                                                                          ----------------


Realized & Unrealized Gain (Loss)
Net realized gain (loss) on investment securities                                                (271,155)
Change in net unrealized appreciation (depreciation)
   on investment securities                                                                     2,102,803
                                                                                          ----------------
Net realized and unrealized gain (loss) on investment securities                                1,831,648
                                                                                          ----------------
Net increase (decrease) in net assets resulting from operations                               $ 1,756,403
                                                                                          ================


See accompanying notes which are an integral part of the financial statements.

Tanaka Growth Fund
Statements of Changes In Net Assets

                                                                                   Year ended       Year ended
Increase (Decrease) in Net Assets                                                Nov. 30, 2003     Nov. 30, 2002
                                                                                 ---------------   --------------
Operations
  Net investment income (loss)                                                        $ (75,245)       $ (73,588)
  Net realized gain (loss) on investment securities                                    (271,155)      (1,271,499)
  Change in net unrealized appreciation (depreciation)                                2,102,803          (18,336)
                                                                                 ---------------   --------------
  Net increase (decrease) in net assets resulting from operations                     1,756,403       (1,363,423)
                                                                                 ---------------   --------------

Capital Share Transactions - Class A
  Proceeds from shares sold                                                              33,529           26,684
  Amount paid for shares repurchased                                                    (44,513)         (67,451)
                                                                                 ---------------   --------------
                                                                                        (10,984)         (40,767)

Capital Share Transactions - Class B
  Proceeds from shares sold                                                             293,883          379,169
  Amount paid for shares repurchased                                                   (144,772)        (100,979)
                                                                                 ---------------   --------------
                                                                                        149,111          278,190

Capital Share Transactions - Class R
  Proceeds from shares sold                                                             459,944          360,842
  Amount paid for shares repurchased                                                   (424,978)        (281,256)
                                                                                 ---------------   --------------
                                                                                         34,966           79,586

  Net increase (decrease) in net assets resulting
     from share transactions                                                            173,093          317,009
                                                                                 ---------------   --------------
Total Increase (Decrease) in Net Assets                                               1,929,496       (1,046,414)
                                                                                 ---------------   --------------

Net Assets
  Beginning of period                                                                 3,754,420        4,800,834
                                                                                 ---------------   --------------
  End of period [including accumulated net
    investment income (loss) of  $0 and $0, respectively]                           $ 5,683,916      $ 3,754,420
                                                                                 ===============   ==============

Capital Share Transactions - A Shares
  Shares sold                                                                             4,320            3,213
  Shares repurchased                                                                     (4,544)         (10,123)
                                                                                 ---------------   --------------

  Net increase (decrease) from capital transactions                                        (224)          (6,910)
                                                                                 ===============   ==============

Capital Share Transactions - B Shares
  Shares sold                                                                            36,110           38,535
  Shares repurchased                                                                    (20,100)         (11,596)
                                                                                 ---------------   --------------

  Net increase (decrease) from capital transactions                                      16,010           26,939
                                                                                 ===============   ==============

Capital Share Transactions - R Shares
  Shares sold                                                                            55,788           33,672
  Shares repurchased                                                                    (51,950)         (26,918)
                                                                                 ---------------   --------------

  Net increase (decrease) from capital transactions                                       3,838            6,754
                                                                                 ===============   ==============


See accompanying notes which are an integral part of the financial statements.

Tanaka Growth Fund - Class R
Financial Highlights

                                                             Year ended    Year ended    Year ended    Year ended     Period ended
                                                            Nov. 30, 2003 Nov.30, 2002 Nov. 30, 2001 Nov. 30, 2000 Nov. 30, 199(a)
                                                            -------------  ------------  ------------  ------------  ------------

Selected Per Share Data
Net asset value, beginning of period                              $ 8.04       $ 10.89       $ 14.38       $ 13.05       $ 10.00
                                                            -------------  ------------  ------------  ------------  ------------
Income from investment operations
  Net investment income (loss)                                     (0.14)        (0.15)        (0.18)        (0.24)        (0.08)
  Net realized and unrealized gain (loss)                           3.81         (2.70)        (3.23)         1.57          3.13
                                                            -------------  ------------  ------------  ------------  ------------
Total from investment operations                                    3.67         (2.85)        (3.41)         1.33          3.05
                                                            -------------  ------------  ------------  ------------  ------------
Less Distributions to shareholders:
  From net investment income                                           -             -             -             -             -
  From net realized gain                                               -             -         (0.08)            -             -
                                                            -------------  ------------  ------------  ------------  ------------
Total distributions                                                    -             -         (0.08)            -             -
                                                            -------------  ------------  ------------  ------------  ------------

Net asset value, end of period                                   $ 11.71        $ 8.04       $ 10.89       $ 14.38       $ 13.05
                                                            =============  ============  ============  ============  ============

Total Return                                                      45.65%       -26.08%       -23.83%        10.19%        30.50% (b)

Ratios and Supplemental Data
Net assets, end of period (000)                                  $ 3,914       $ 2,657       $ 3,524       $ 3,602       $ 1,495
Ratio of expenses to average net assets                            1.75%         1.75%         1.75%         1.75%         1.75% (c)
Ratio of expenses to average net assets
   before waiver & reimbursement                                   5.26%         5.53%         4.81%         6.20%        13.89% (c)
Ratio of net investment income to
   average net assets                                              (1.56)%       (1.60)%       (1.52)%       (1.37)%      (0.80)%(c)
Ratio of net investment income to
   average net assets before waiver & reimbursement                (5.07)%       (5.37)%       (4.58)%       (5.81)%     (12.94)%(c)
Portfolio turnover rate                                           12.62%        20.57%        24.24%        21.86%        53.45%


(a) For the period December 30, 1998 (Commencement of Operations) to November 30, 1999.
(b)  For periods of less than a full year, total return is not annualized.
(c)  Annualized.

See accompanying notes which are an integral part of the financial statements.

Tanaka Growth Fund - Class B
Financial Highlights

                                                                   Year ended       Year ended      Year ended     Period ended
                                                                  Nov. 30, 2003    Nov. 30, 2002   Nov. 30, 2001   Nov. 30, 2000 (a)
                                                                  --------------   -------------   --------------  --------------

Selected Per Share Data
Net asset value, beginning of period                                     $ 8.00         $ 10.91          $ 14.27         $ 16.03
                                                                  --------------   -------------   --------------  --------------
Income from investment operations
  Net investment income (loss)                                            (0.20)          (0.21)           (0.26)          (0.30)
  Net realized and unrealized gain (loss)                                  3.76           (2.70)           (3.10)          (1.46)
                                                                  --------------   -------------   --------------  --------------
                                                                  --------------   -------------   --------------  --------------
Total from investment operations                                           3.56           (2.91)           (3.36)          (1.76)
                                                                  --------------   -------------   --------------  --------------

Net asset value, end of period                                          $ 11.56          $ 8.00          $ 10.91         $ 14.27
                                                                  ==============   =============   ==============  ==============

Total Return (d)                                                         44.50%         -26.58%          -23.55%         -10.98% (b)

Ratios and Supplemental Data
Net assets, end of period (000)                                         $ 1,559           $ 951          $ 1,003           $ 462
Ratio of expenses to average net assets                                   2.50%           2.50%            2.50%           2.50% (c)
Ratio of expenses to average net assets
   before waiver & reimbursement                                          5.99%           6.38%            5.25%           7.94% (c)
Ratio of net investment income to
   average net assets                                                     (2.32)%         (2.33)%          (2.27)%        (2.08)%(c)
Ratio of net investment income to
   average net assets before waiver & reimbursement                       (5.77)%         (6.21)%          (5.03)%        (7.51)%(c)
Portfolio turnover rate                                                  12.62%          20.57%           24.24%          21.86%



(a) For the period December 31, 1999 (Commencement of Operations) to November 30, 2000.
(b)  For periods of less than a full year, total return is not annualized.
(c)  Annualized.
(d)  Total returns shown exclude the effect of applicable CDSC.

See accompanying note which are an integral part of the financial statements.

Tanaka Growth Fund - Class A
Financial Highlights


                                                                   Year ended       Year ended      Year ended       Period ended
                                                                 Nov. 30, 2003     Nov. 30, 2002   Nov. 30, 2001   Nov. 30, 2000(a)
                                                                 ---------------   -------------   -------------   -------------

Selected Per Share Data
Net asset value, beginning of period                                     $ 8.10         $ 10.96         $ 14.38         $ 17.46
                                                                 ---------------   -------------   -------------   -------------
Income from investment operations
  Net investment income (loss)                                            (0.14)          (0.15)          (0.19)          (0.01)
  Net realized and unrealized gain (loss)                                  3.83           (2.71)          (3.23)          (3.07)
                                                                 ---------------   -------------   -------------   -------------
                                                                 ---------------   -------------   -------------   -------------
Total from investment operations                                           3.69           (2.86)          (3.42)          (3.08)
                                                                 ---------------   -------------   -------------   -------------

Net asset value, end of period                                          $ 11.79          $ 8.10         $ 10.96         $ 14.38
                                                                 ===============   =============   =============   =============

Total Return (d)                                                         45.56%         -26.00%         -23.78%         -17.64% (b)

Ratios and Supplemental Data
Net assets, end of period (000)                                           $ 211           $ 147           $ 274           $ 262
Ratio of expenses to average net assets                                   1.75%           1.75%           1.75%           1.00% (c)
Ratio of expenses to average net assets
   before waiver & reimbursement                                          5.28%           6.46%           5.02%           1.00% (c)
Ratio of net investment income to
   average net assets                                                     (1.57)%         (1.64)%         (1.55)%        (0.73)%(c)
Ratio of net investment income to
   average net assets before waiver & reimbursement                       (5.10)%         (6.35)%         (4.82)%        (0.73)%(c)
Portfolio turnover rate                                                  12.62%          20.57%          24.24%          21.86%


(a) For the period November 9, 2000 (Commencement of Operations) to November 30, 2000.
(b)  For periods of less than a full year, total return is not annualized.
(c)  Annualized.
(d) Total returns shown exclude the effect of applicable sales loads.

See accompanying note which are an integral part of the financial statements.

                           TANAKA Growth Fund
                        Notes to the Financial Statements
                           November 30, 2003

NOTE 1. ORGANIZATION

     TANAKA Growth Fund (the "Fund") was organized as a series of TANAKA Funds, Inc., a Maryland corporation (the "Company") on November 5, 1997; the Fund commenced operations on December 30, 1998. The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The Fund's investment objective is to provide growth of capital. The Board of Directors (the "Board") has authorized that shares of the Fund may be offered in three classes: Class A, Class B and Class
R. The Fund offers three classes of shares, Class A, Class B, and Class R. Class A shares are sold with a front-end sales charge and are subject to a contingent deferred sales charge if redeemed within one year of purchase. Class B shares are subject to a contingent deferred sales charge on redemptions made within six years of purchase. Class R shares are offered continuously at net asset value. Each class is subject to a different distribution fee. Income and realized/unrealized gains or losses are allocated to each class based on relative share balances.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     Security Valuation - Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

     Following the calculation of security values in terms of the currency in which the market quotation used is expressed ("local currency"), the pricing agent shall, prior to the next determination of the NAV of the Fund's shares, calculate these values in terms of U.S. dollars on the basis of the conversion of the local currencies (if other than U.S. dollars) into U.S. dollars at the rates of exchange prevailing at the valuation time as determined by the pricing agent.

     Any purchase order may be rejected by the distributor or by the Fund. The Company has reserved the right to redeem its shares by payment of its portfolio securities in-kind but does not intend to do so under normal circumstances.

                  TANAKA Growth Fund
             Notes to the Financial Statements
                November 30, 2003 - continued

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

     Federal Income Taxes- The Fund intends to qualify each year as a "regulated investment company" under Sub-Chapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

     Dividends and Distributions- The Fund intends to comply with federal tax rules regarding distribution of substantially all of its net investment income and capital gains. These rules may cause multiple distributions during the course of the year.

     Other- The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid in capital. As of November 30, 2003, net investment loss of $75,245 was reclassified to paid in capital. This reclassification had no effect on net assets.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund retains Tanaka Capital Management, Inc. (the "Advisor") to manage the Fund's investments. The Advisor was organized as a Delaware corporation in 1986. Graham Y. Tanaka, portfolio manager and President of the Advisor, is primarily responsible for the day-to-day management of the Fund's portfolio. Certain officers of the Advisor are a director and officers of the Fund.

     Under the terms of an Investment Advisory Agreement, (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund. For the fiscal year ended November 30, 2003, the Advisor received a fee of $42,829 from the Fund. The Advisor has contractually agreed to waive all or a portion of its management fees and/or reimburse the Fund for the expenses it incurs, but only to the extent necessary to maintain total annual operating expenses at 2.50% of the average daily net assets of the Class B shares, and 1.75% of the average daily net assets of the Class A and Class R shares, through March 31, 2004. For the fiscal year ended November 30, 2003, the Advisor waived fees and reimbursed expenses of $150,184. The Fund has agreed that any operating expenses of the Fund reimbursed by the Advisor shall be repaid to the Advisor by the Fund in the first, second and third fiscal years following the year ending November 30, 2004 if the total expenses for the Fund for each such year or years, after giving effect to the repayment, do not exceed 2.50% of the average daily net assets of the Class B shares and 1.75%, respectively, of the average daily net assets of the Class A and the Class R shares (or any lower expense limitation or limitations to which the Advisor may agree). At November 30, 2003, there was a receivable due from the Advisor in the amount of $4,724.

     The Fund retains Unified Fund Services, Inc. ("Unified"), a wholly owned subsidiary of Unified Financial Services, Inc., to manage the Fund's business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. Unified receives a monthly fee from the Fund equal to an annual rate of 0.10% of the Fund's average net assets for the first $50 million, 0.075% of the Fund's assets from $50 million to $100 million, and 0.05% of the Fund's assets over $100 million (subject to a minimum fee of $2,500 per month). For the fiscal year ended November 30, 2003, Unified received fees of $30,001 from the Fund for administrative services provided to the Fund.

                        TANAKA Growth Fund
                Notes to the Financial Statements
                      November 30, 2003 - continued

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

     The Fund retains Unified to act as the Fund's transfer agent and fund accountant. For its services as transfer agent, Unified receives a monthly fee from the Fund of $1.30 per shareholder (subject to a minimum monthly fee of $1,250 per class of shares). For the fiscal year ended November 30, 2003, Unified received fees of $51,455 from the Fund for transfer agent services provided to the Fund. For its services as fund accountant, Unified receives an annual fee from the Fund equal to 0.050% of the Fund's average net assets for the first $100 million, 0.040% of the Fund's average net assets from $100 million to $300 million, and 0.030% of the Fund's average net assets over $300 million (subject to minimum fees of $2,250 per month). For the fiscal year ended November 30, 2003, Unified received fees of $27,000 from the Fund for fund accounting services provided to the Fund.

     The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for each class of shares authorized (each such plan, a "Distribution Plan"). The Fund is obligated to pay a fee computed and accrued daily at an annual rate of 0.25% of the average daily net assets of Class A and Class R and 1.00% of Class B. For the fiscal year ended November 30, 2003 $441 for Class A, $10,988 for Class B and $7,524 for Class R for a total of $18,953 in 12b-1 expenses were paid by the Fund.

     The Fund retains Unified Financial Securities, Inc., a wholly owned subsidiary of Unified Financial Services, Inc. (the "Distributor"), to act as the principal distributor of its shares. During the fiscal year ended November 30, 2003, the Fund paid the Distributor $6,430 for Class R under its Distribution Plan.

NOTE 4. INVESTMENTS

     For the fiscal year ended November 30, 2003, purchases and sales of investment securities, other than short-term investments were as follows:

                                           Amount
                                      ------------------
Purchases
     U.S. Government Obligations           $          -
     Other                                      619,396
Sales
     U.S. Government Obligations           $          -
     Other                                      537,805

     As of November 30, 2003, the net unrealized appreciation of investments for tax purposes were as follows:

                           Amount
                        --------------
Gross Appreciation        $ 1,450,360
Gross (Depreciation)         (870,529)
                        --------------
Net Appreciation
   on Investments           $ 579,831
                        ==============

     At November 30, 2003, the aggregate cost of securities, excluding U.S. government obligations, for federal income tax purposes was $5,127,319. The difference between book cost and tax cost consists of wash sales in the amount of $74,186.

                      TANAKA Growth Fund
              Notes to the Financial Statements
                November 30, 2003 - continued

NOTE 5. CAPITAL SHARES

     The Company is authorized to issue up to 250,000,000 shares of common stock, par value $0.01 per share, of which it currently has allocated 150,000,000 shares to the Fund. Paid in capital at November 30, 2003 was $6,632,002.

NOTE 6. ESTIMATES

     Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 7. RELATED PARTY TRANSACTIONS

     The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of November 30, 2003, Parker Hunter, Inc. owned in aggregate 79.33% of the Fund's Class A shares and 98.61% of the Fund's Class B shares in an omnibus account for the benefit of others.

NOTE 8. CAPITAL LOSS CARRYFORWARDS

     At November 30, 2003, the Fund had available for federal tax purposes an unused capital loss carryforward of $1,535,266, which is available for offset against future taxable net capital gains. These loss carryforwards expire as follows:

Year of Expiration          Amount
---------------------   ---------------
        2009                  $ 38,840
        2010                 1,225,271
        2011                   271,155


     To the extent these carryforwards are used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders.

NOTE 9. DISTRIBUTIONS TO SHAREHOLDERS

     There were no distributions to shareholders in the fiscal years ended November 30, 2003 and 2002.

     As of November 30, 2003, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed ordinary income/(accumulated losses)                  $         -
Undistributed long-term capital gain/(accumulated losses)            (1,527,917)
Unrealized appreciation/(depreciation)                                  579,831

                                                                    ------------
                                                                     $ (948,086)
                                                                    ============

     The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

                                           INDEPENDENT AUDITOR'S REPORT



To The Shareholders and
Board of Trustees
TANAKA Growth Fund

     We have audited the accompanying statement of assets and liabilities of the TANAKA Growth Fund, including the schedule of portfolio investments as of November 30, 2003 and the related statement of operations for the year then ended, changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held as of November 30, 2003 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the TANAKA Growth Fund as of November 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America.


/s/  McCurdy & Associates CPA's, Inc.

McCurdy & Associates CPA's, Inc.
Westlake, Ohio
December 11, 2003

DIRECTORS AND OFFICERS (Unaudited)

     Each director serves as a director until the next annual meeting of shareholders or until his successor is duly elected. The Fund is not in a "family of funds" or a "fund complex", and the only fund overseen by the Board is the Fund. The address of each director and officer is c/o Tanaka Capital Management, Inc., 230 Park Avenue, Suite 960, New York, New York 10169.

     The following table provides information regarding each Director who is not an "interested person" of the Company, as defined in the 1940 Act.

  ------------------- ---------------------- -------------------------------------- ------------------------
                        Position(s) Held
      Name (and         with Company (and            Principal Occupations            Other Directorships
    Year of Birth)           Length                   During Past 5 Years              Held by Director
                         of Time Served)
  ------------------- ---------------------- -------------------------------------- ------------------------
  David M. Fox        Director               President and CEO of David Fox &       none
  (1948)              (since 1997)           Associates, a television programming
                                             sales firm, since 2001; President
                                             and CEO of TV Network, Inc., an
                                             internet company, from 1999 to
                                             2001; President and CEO of Unapix
                                             Entertainment, a television and
                                             film sales firm from 1992 until
                                             1999
  ------------------- ---------------------- -------------------------------------- ------------------------
  Thomas R. Schwarz   Director               Retired; President and COO of Dunkin   TransAct Technologies,
  (1936)              (since 1997)           Donuts Inc., 1966-1989; CEO of         Inc.
                                             Grossmans Inc., 1989-1994.             Progressive Software Co.

  ------------------- ---------------------- -------------------------------------- ------------------------
   Scott D. Stooker    Director               President, Scott Stooker, Inc. a       none
   (1954)              (since 1997)           marketing consulting firm since
                                              January 1990; President of 1st Team
                                              Communications, an advertising firm,
                                              1990-2004.
  ------------------- ---------------------- -------------------------------------- ------------------------


     The following table provides information regarding each Director who is an "interested person" of the Company, as defined in the 1940 Act, and each officer of the Company.

  -------------------- --------------------- -------------------------------------- ------------------------
                         Position(s) Held
       Name (and        with Company (and            Principal Occupations            Other Directorships
    Year of Birth)            Length                  During Past 5 Years              Held by Director
                         of Time Served)
  -------------------- --------------------- -------------------------------------- ------------------------
  Graham Y. Tanaka*    Chairman, CEO and     President of Tanaka Capital            TransAct Technologies,
  (1948)               President             Management, Inc. since 1986            Inc.
                       (since 1997)
  -------------------- --------------------- -------------------------------------- ------------------------
  Victoria A. McCann   Secretary             Chief Operating Officer of Tanaka      none
  (1967)               (since 2001)          Capital Management, Inc. since 2003;
                                             Head Trader/Operations Manager at
                                             Tanaka Capital Management, Inc.
                                             from 1991 to 2003.
  -------------------- --------------------- -------------------------------------- ------------------------
  Dmitriy Perelstein   CFO                   Financial Analyst of Tanaka Capital    none
  (1980)               (since 2003)          Management, Inc., since 2003;
                                             Financial Analyst for Mercer
                                             Investment Consulting since 2000.


  -------------------- --------------------- -------------------------------------- ------------------------


12

     * "Interested person," as defined in the 1940 Act, of the Fund because of the affiliation with Tanaka Capital Management, Inc.

     The Fund's Statement of Additional Information includes additional information about the Fund's directors and is available upon request.

                   PROXY VOTING

     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling the Fund at (877) 4-TANAKA .

Item 2. Code of Ethics.

     (a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (b) For purposes of this item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

     (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

     (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

     (3) Compliance with applicable governmental laws, rules, and regulations;

     (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

     (5) Accountability for adherence to the code.

(c) Amendments:

     During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers:

     During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. (a) The registrant's board of directors has determined that Mr. David Fox is an independent audit committee financial expert. He acquired his attributes through education and experience.

Item 4. Principal Accountant Fees and Services. N/A

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Reserved.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Reserved.

Item 9.  Controls and Procedures.

     (a) Based on an evaluation of the registrant's disclosure controls and procedures as of February 4, 2004, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

     (b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10.  Exhibits.
((a)     Code is filed herewith
(b) Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940 are filed herewith.
(c) Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)      Tanaka Funds, Inc.

By
*      /s/ Graham Tanaka
         Graham Tanaka, President

Date 2/9/04


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By
*     /s/ Graham Tanaka
         Graham Tanaka, President

Date      2/9/04

By
*      /s/ Dmitriy Perelstein
 ------------------------------------------------------
         Dmitriy Perelstein, Chief Financial Officer

Date        2/9/04
    ---------------------------------------------------



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